SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Diversified Market Neutral Fund

The fund has been notified by Pyramis Global Advisors, LLC (Pyramis) that Pyramis no longer intends to manage a global market neutral strategy and therefore, will resign as a subadvisor to the fund effective on or about July 1, 2014. Effective on or about July 1, 2014, all references to Pyramis in the fund’s prospectus are hereby deleted.

Effective on or about June 1, 2014, the following changes become effective:

The fund’s Board of Trustees has approved the appointment of GAM International Management Limited (GAM) as sub-advisor to the fund and the sub-advisory agreement between the Advisor and GAM with respect to the fund. GAM is expected to assume the day-to-day management of a portion of the fund’s assets on or about June 1, 2014.

The changes noted below are effective as of the date GAM assumes day-to-day management of a portion of the fund’s assets.

The following disclosure is added to the “Main investments” sub-sections under the “PRINCIPAL INVESTMENT STRATEGY” sections contained within the summary section and “FUND DETAILS” section of the fund’s prospectus.

The fund may also invest in US government securities, US dollar denominated fixed income securities and cash equivalent securities.

The following replaces similar disclosure in the “Management process” sub-section under the “PRINCIPAL INVESTMENT STRATEGY” sections contained within the summary section and “FUND DETAILS” section of the fund’s prospectus.

Management process. The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the fund. The fund’s different investment management teams, including subadvisors, select individual portfolio securities and investments for the assets assigned to them. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend to the Board the hiring, termination and replacement of any subadvisors. The Advisor currently allocates the fund’s assets among different investment management teams, including the fund’s subadvisors, that employ different market neutral strategies. Each investment management team will employ different market neutral investment strategies when managing the assets of the fund allocated to it.

In selecting investment management teams, the Advisor seeks to identify investment management teams that, based on their investment strategies and historical performance, have the potential, in the opinion of the Advisor, to perform independently of each other and achieve low correlation to, and lower volatility than the markets. When determining how to allocate assets of the fund among the investment management teams, the Advisor will consider a variety of factors, including the investment strategy, the investment sub-strategy and expected return potential, and the manner in which the investment management teams’ historical and expected investment returns correlate with each other. In addition, additional guidelines will also be employed and monitored by the Advisor to ensure each investment management team’s compliance with its stated mandate and risk framework.

May 19, 2014 PROSTKR-379

The following disclosure is added to the “PRINCIPAL INVESTMENT STRATEGY” section contained within summary section of the fund’s prospectus.

GAM’S Market Neutral Strategy: The strategy is a market neutral European equity strategy that aims to achieve positive absolute returns irrespective of the market environment. The strategy invests primarily in equities and equity-related securities of European companies. In managing the strategy, portfolio management seeks market and sector neutrality by using pair trades, which is a long position in a stock portfolio management believes will increase in value while simultaneously holding a short position in a stock portfolio management believes will decrease in value in the same sector. Portfolio management connects each long/short pair trade decision to a particular profit-taking and stop-loss trigger target. Once a trigger threshold is reached, a strategy check is made and if the relevant factors have not changed, the long position is sold and the short position is closed out. Any portion of the strategy’s assets not invested in long/short pair trades will generally be invested in US government securities, US dollar denominated fixed income securities and cash equivalent securities.

In implementing the strategy, portfolio management generally may use forward currency contracts.

The following disclosure is added to the “MAIN RISKS” sections contained within the summary section and “FUND DETAILS” section of the fund’s prospectus.

Credit risk. The fund’s performance could be hurt if an issuer of a security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or inability to meet a financial obligation.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

The following disclosure is added to the “MANAGEMENT” section contained within the summary section of the fund’s prospectus.

Subadvisor

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager, GAM. Lead Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Oliver Maslowski, Porfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Guido Marveggio, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Désirée Müller, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Laurence Kubli, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Matthias Wildhaber, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

May 19, 2014 PROSTKR-379

The following disclosure is added to the “PRINCIPAL INVESTMENT STRATEGY” section contained within the “FUND DETAILS” section of the fund’s prospectus.

GAM’S Market Neutral Strategy: The strategy is a market neutral European equity strategy that aims to achieve positive absolute returns irrespective of the market environment. The strategy invests primarily in equities and equity-related securities of European companies. In managing the strategy, portfolio management seeks market and sector neutrality by using pair trades, which is a long position in a stock portfolio management believes will increase in value while simultaneously holding a short position in a stock portfolio management believes will decrease in value in the same sector. Positions are identified by filtering the universe by liquidity and market capitalization and by applying a combination of fundamental, valuation and momentum screens. Portfolio management makes investment decisions based on an analysis of companies’ balance sheets, profit and loss accounts, and cash flows. Portfolio management also looks at general economic data to adapt investments to current market conditions. Portfolio management connects each long/short pair trade decision to a particular profit-taking and stop-loss trigger target. Once a trigger threshold is reached, a strategy check is made and if the relevant factors have not changed, the long position is sold and the short position is closed out. Any portion of the strategy’s assets not invested in long/short pair trades will generally be invested in US government securities, US dollar denominated fixed income securities and cash equivalent securities.

In implementing the strategy, portfolio management generally may use forward currency contracts.

The following disclosure is added to the “Subadvisor” section under the “WHO MANAGES AND OVERSEES THE FUND” section contained within the fund’s prospectus.

GAM International Management Limited

GAM located at 12 St. James’s Place, London, UK, SW1A 1NX serves as subadvisor to a sleeve of the fund. GAM is a wholly owned subsidiary of GAM (U.K.) Limited, which is a wholly owned subsidiary of GAM Group AG, which in turn is a wholly owned subsidiary of GAM Holding AG, an independent asset management group headquartered in Zurich, Switzerland and listed on the SIX Swiss Exchange. GAM, established in 1983, has approximately $128.7 billion in assets under management as of December 31, 2013. GAM may utilize the resources of its affiliates located in Zurich, Switzerland to provide investment management services to the fund. Under the oversight of DIMA and the Board, GAM makes the investment decisions and buys and sells securities for a sleeve of the fund. DIMA pays a fee to GAM pursuant to an investment subadvisory agreement between DIMA and GAM.

The following disclosure is added to the “MANAGEMENT” section contained within the “FUND DETAILS” section of the fund’s prospectus.

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager, GAM. Lead Portfolio manager of a sleeve of the fund. Began managing the fund in 2014.

■	Joined GAM in July 2008.

■	Lead manager of the Absolute Return European Equity strategy.

■
Previously he worked as a fund manager at Credit Suisse for seven years. Prior to that, he was an analyst and portfolio manager at Bank Vontobel. He started his career at UBS in different functions in investment research and asset management.

■	Master in Banking and Finance, University of Zurich; CFA Charterholder; holder of the CAIA diploma.

Oliver Maslowski, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

■	Joined GAM in January 2006.

■	Portfolio manager for European equities.

■	Previously he was an analyst at Julius Baer Private Banking Investment Research. Before joining Julius Baer he was an equity analyst for Bank Vontobel.

■	Master in Business Administration, Ludwig Maximilian University of Munich; Certified International Investment Analyst (CIIA).

May 19, 2014 PROSTKR-379

Guido Marveggio, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

■	Joined GAM in May 1997.

■	Portfolio manager and specialized in European equities.

■	He previously spent several years at Credit Suisse and the then Swiss Volksbank. He worked for several years at Wiremas, Zurich, and at the then Handelsbank Nat West (now Coutts & Co.).

■	Completed a commercial apprenticeship.

Désirée Müller, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

■	Joined GAM in October 2011.

■	She is a junior portfolio manager in the Equities Europe team.

■	Prior to joining Swiss & Global she was a Junior Portfolio Manager for Credit Suisse. Previously, she worked in Credit Suisse Private Banking group.

■	Master’s degree in Banking and Finance, University of St. Gallen.

Laurence Kubli, Portfolio Manager, GAM. Portfolio manager of a sleeve of the fund. Began managing the fund in 2014.

■	Joined GAM in October 2007.

■	Portfolio manager focused on fixed income securities.

■
Between 2006 and 2007 she was a portfolio manager at Clariden Leu. Between 1999 and 2006 she worked for Man Group (previously RMF Investment Management and Swiss Life Hedge Fund Partners). She started her career in 1992 at Credit Suisse and worked in the fixed income unit of Merrill Lynch Capital Markets from 1996 until 1999.

■	Master, University of St. Gallen.

Matthias Wildhaber, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

■	Joined GAM in August 2000.

■	Portfolio manager focused on fixed income securities.

■
Previously, he spent several years at Julius Baer Investment Funds Services Ltd. His previous experience includes a wide range of activities in the areas of performance controlling and third-party fund analysis.

■	Bachelor of Arts in Business Administration, University of Applied Sciences, Baden; Certified International Investment Analyst (CIIA).

Please Retain This Supplement for Future Reference

May 19, 2014 PROSTKR-379
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